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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 15, 1996
                                                   --------------------

                       Cole National Corporation
         ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                  33-74228                   34-1453189
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 (State or other            (Commission                (I.R.S. Employer
 jurisdiction of            File Number)              Identification No.)
 incorporation)

              5915 Landerbrook Drive, Mayfield Heights, Ohio 44124
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             (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (216) 449-4100
                                                     --------------




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Item 5.  Other Events.
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         The Company issued a press release on November 15, 1996, a copy of which is filed as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

         (c)      Exhibits.

                  99        Press Release dated November 15, 1996, from the
                            Company.







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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   COLE NATIONAL CORPORATION

Date:  November 15, 1996           By:/s/Wayne L. Mosley
                                      ------------------------------------
                                        Wayne L. Mosley
                                        Vice President


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                                  EXHIBIT INDEX
                                  -------------

                                                         Pagination by
                                                     Sequential Numbering
Exhibit  Description of Exhibit                             System
-------  ----------------------                      --------------------

  99     Press Release dated                                   5
         November 15, 1996,
         from the Company.